Exhibit 99.2

EverBank Financial Corp and Subsidiaries
Quarterly Financial Tables
March 31, 2015

Table of Contents

Table 1	Financial Highlights

Table 2	Consolidated Statements of Income

Table 3	Consolidated Balance Sheets

Table 4	Business Segments Selected Financial Information

Table 5	Average Balances and Interest Rates

Table 6a	Loans and Leases Held for Investment

Table 6b	Deposits

Table 7	General and Administrative Expense

Table 8	Non-Performing Assets

Table 9	Credit Reserves

	Table 9a	Allowance for Loan and Lease Losses Activity
	Table 9b	Allowance for Loan and Lease Losses Ratio
	Table 9c	Reserves for Repurchase Obligations for Loans Sold or Securitized
	Table 9d	Reserves for Repurchase Obligations for Loans Serviced

Table 10	Reconciliation of Non-GAAP Measures

	Table 10a	Adjusted Net Income
	Table 10b	Tangible Equity, Tangible Common Equity and Tangible Assets
	Table 10c	Regulatory Capital (bank level)
	Table 10d	Regulatory Capital (EFC consolidated)

Table 11	Residential Mortgage Lending and Servicing

EverBank Financial Corp and Subsidiaries
Financial Highlights			Table 1
	As of and for the Three Months Ended
(dollars in thousands, except per share amounts)	Mar 31, 2015	Dec 31, 2014	Mar 31, 2014
Operating Results:
Total revenue(1)	$187,959	$222,609	$215,428
Net interest income	155,438	147,436	130,844
Provision for loan and lease losses	9,000	8,604	3,071
Noninterest income	32,521	75,173	84,584
Noninterest expense	156,042	152,657	161,212
Net income	14,230	38,021	31,760
Net earnings per common share, basic	0.09	0.29	0.24
Net earnings per common share, diluted	0.09	0.28	0.23
Performance Metrics:
Adjusted net earnings per common share, diluted(2)	$0.31	$0.30	$0.22
Yield on interest-earning assets	3.99%	3.97%	4.33%
Cost of interest-bearing liabilities	1.03%	1.04%	1.08%
Net interest margin	3.09%	3.00%	3.41%
Return on average assets	0.26%	0.73%	0.75%
Return on average risk-weighted assets(3) (8)	0.40%	1.15%	1.10%
Return on average equity(4)	2.9%	9.0%	7.9%
Adjusted return on average equity(5)	9.7%	9.5%	7.5%
Efficiency ratio(6)	83%	69%	75%
Loans and leases held for investment as a percentage of deposits	115%	115%	104%
Loans and leases held for investment excluding government insured pool buyouts as a percentage of deposits	93%	91%	90%
Credit Quality Ratios:
Adjusted non-performing assets as a percentage of total assets(7)	0.40%	0.46%	0.62%
Net charge-offs to average loans and leases held for investment	0.16%	0.12%	0.12%
ALLL as a percentage of loans and leases held for investment	0.34%	0.34%	0.45%
Government insured pool buyouts as a percentage of loans and leases held for investment	19%	20%	14%
Capital:
Common equity tier 1 ratio (EFC consolidated; see Table 10d)(8)	10.6%	11.6%	12.2%
Tier 1 leverage ratio (bank level; see Table 10c)(8)	8.1%	8.2%	9.1%
Total risk-based capital ratio (bank level; see Table 10c)(8)	12.3%	13.4%	14.3%
Tangible common equity per common share(9)	$12.55	$12.51	$11.78
Consumer Banking Metrics:
Unpaid principal balance of loans originated	$2,365,962	$2,177,636	$1,700,496
Jumbo residential mortgage loans originated	1,300,746	1,183,702	808,138
Unpaid principal balance of loans sold	1,369,503	1,647,399	1,209,755
Unpaid principal balance of loans serviced for the Company and others	50,481,475	50,746,457	60,677,571
Consumer Banking loans as a percentage of loans and leases held for investment	54%	57%	56%
Consumer deposits	$12,865,348	$12,554,702	$11,522,607
Commercial Banking Metrics:
Loan and lease originations:
Commercial and commercial real estate	$480,217	$483,967	$158,013
Equipment financing receivables	223,339	357,870	167,490
Commercial Banking loans as a percentage of loans and leases held for investment	46%	43%	44%
Commercial deposits	$3,211,339	$2,953,995	$1,765,804
Market Price Per Share of Common Stock:
Closing	$18.03	$19.06	$19.73
High	19.16	19.56	20.00
Low	17.24	17.33	16.40
Period End Balance Sheet Data:
Loans and leases held for investment, net	$18,470,791	$17,699,407	$13,801,140
Total assets	23,347,219	21,617,788	17,630,948
Deposits	16,076,687	15,508,697	13,288,411
Total liabilities	21,589,407	19,870,194	15,983,309
Total shareholders’ equity	1,757,812	1,747,594	1,647,639
See Notes to Financial Highlights

EverBank Financial Corp and Subsidiaries
Financial Highlights - Notes
(Dollars in thousands)

(1)	Total revenue is defined as net interest income before provision for loan and lease losses and total noninterest income.

(2)
Adjusted net earnings per common share, diluted is calculated using a numerator based on adjusted net income. Adjusted net earnings per common share, diluted is a non-GAAP financial measure and its most directly comparable GAAP measure is net earnings per common share, diluted. Adjusted net income includes adjustments to our net income for certain significant items that we believe are not reflective of our ongoing business or operating performance. For a reconciliation of adjusted net income to net income, which is the most directly comparable GAAP measure, see Table 10a.

(3)
Return on average risk-weighted assets equals net income divided by average risk-weighted assets. Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets. For detailed information regarding regulatory capital (EFC consolidated), see Table 10d.

(4)
Return on average equity is calculated as net income less dividends declared on the Series A 6.75% Non-Cumulative Perpetual Preferred Stock divided by average common shareholders' equity (average shareholders' equity less average Series A 6.75% Non-Cumulative Perpetual Preferred Stock).

(5)
Adjusted return on average equity is calculated as adjusted net income less dividends declared on the Series A 6.75% Non-Cumulative Perpetual Preferred Stock divided by average common shareholders' equity. Adjusted net income is a non-GAAP measure of our financial performance and its most directly comparable GAAP measure is net income. For a reconciliation of net income to adjusted net income, see Table 10a.

(6)	The efficiency ratio represents noninterest expense as a percentage of total revenues. We use the efficiency ratio to measure noninterest costs expended to generate a dollar of revenue.

(7)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property. For more detailed information on NPA, see Table 8.

(8)
Risk-weighted assets and regulatory capital ratios calculated under Basel III for periods beginning March 31, 2015. Risk-weighted assets and regulatory capital ratios calculated under Basel I for periods through December 31, 2014.

(9)
Calculated as tangible common shareholders' equity divided by shares of common stock. Tangible common shareholders' equity equals shareholders' equity less goodwill, other intangible assets and perpetual preferred stock (see Table 10b). Tangible common equity per common share is calculated using a denominator that includes actual period end common shares outstanding. Tangible common equity per common share is a non-GAAP financial measure, and its most directly comparable GAAP financial measure is book value per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Statements of Income			Table 2
	Three Months Ended
(dollars in thousands, except per share data)	Mar 31, 2015	Dec 31, 2014	Mar 31, 2014
Interest Income
Interest and fees on loans and leases	$194,849	$184,880	$158,470
Interest and dividends on investment securities	8,022	9,336	9,831
Other interest income	160	179	162
Total interest income	203,031	194,395	168,463
Interest Expense
Deposits	29,764	29,108	22,607
Other borrowings	17,829	17,851	15,012
Total interest expense	47,593	46,959	37,619
Net Interest Income	155,438	147,436	130,844
Provision for loan and lease losses	9,000	8,604	3,071
Net Interest Income after Provision for Loan and Lease Losses	146,438	138,832	127,773
Noninterest Income
Loan servicing fee income	34,132	35,529	46,617
Amortization of mortgage servicing rights	(20,299)	(20,064)	(20,572)
Recovery (impairment) of mortgage servicing rights	(43,352)	—	4,941
Net loan servicing income (loss)	(29,519)	15,465	30,986
Gain on sale of loans	42,623	34,170	33,851
Loan production revenue	5,387	5,243	4,579
Deposit fee income	4,050	3,087	3,335
Other lease income	4,080	4,376	4,905
Other	5,900	12,832	6,928
Total noninterest income	32,521	75,173	84,584
Noninterest Expense
Salaries, commissions and other employee benefits expense	91,986	86,736	97,694
Equipment expense	16,045	16,716	18,648
Occupancy expense	5,856	7,481	8,072
General and administrative expense	42,155	41,724	36,798
Total noninterest expense	156,042	152,657	161,212
Income before Income Taxes	22,917	61,348	51,145
Provision for Income Taxes	8,687	23,327	19,385
Net Income	$14,230	$38,021	$31,760
Net Income Allocated to Preferred Stock	2,531	2,531	2,531
Net Income Allocated to Common Shareholders	$11,699	$35,490	$29,229
Net Earnings per Common Share, Basic	$0.09	$0.29	$0.24
Net Earnings per Common Share, Diluted	$0.09	$0.28	$0.23
Dividends Declared per Common Share	$0.04	$0.04	$0.03
Dividend payout ratio(1)	44.44%	13.79%	12.50%
Weighted Average Common Shares Outstanding
(units in thousands)
Basic	123,939	123,278	122,684
Diluted	126,037	125,646	125,038

(1)	Dividend payout ratio is calculated as dividends declared per common share divided by basic earnings per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Balance Sheets					Table 3
(dollars in thousands)	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014
Assets
Cash and due from banks	$63,094	$49,436	$57,835	$65,433	$60,587
Interest-bearing deposits in banks	488,954	317,228	306,265	104,563	439,242
Total cash and cash equivalents	552,048	366,664	364,100	169,996	499,829
Investment securities:
Available for sale, at fair value	719,645	776,311	987,345	1,029,667	1,118,646
Held to maturity	115,631	115,084	113,751	118,614	116,984
Other investments	236,494	196,609	194,314	186,818	122,918
Total investment securities	1,071,770	1,088,004	1,295,410	1,335,099	1,358,548
Loans held for sale	1,861,306	973,507	871,736	1,704,406	596,729
Loans and leases held for investment:
Loans and leases held for investment, net of unearned income	18,533,637	17,760,253	16,579,951	15,294,644	13,864,109
Allowance for loan and lease losses	(62,846)	(60,846)	(57,245)	(56,728)	(62,969)
Total loans and leases held for investment, net	18,470,791	17,699,407	16,522,706	15,237,916	13,801,140
Mortgage servicing rights (MSR), net	383,763	435,619	441,243	437,595	446,493
Deferred income taxes, net	—	—	3,162	54,351	42,140
Premises and equipment, net	54,283	56,457	55,500	54,844	60,654
Other assets	953,258	998,130	956,485	759,613	825,415
Total Assets	$23,347,219	$21,617,788	$20,510,342	$19,753,820	$17,630,948
Liabilities
Deposits:
Noninterest-bearing	$1,213,266	$984,703	$1,084,400	$1,055,556	$1,054,796
Interest-bearing	14,863,421	14,523,994	13,389,105	12,819,119	12,233,615
Total deposits	16,076,687	15,508,697	14,473,505	13,874,675	13,288,411
Other borrowings	5,178,000	4,004,000	3,977,000	3,797,000	2,377,000
Trust preferred securities	103,750	103,750	103,750	103,750	103,750
Accounts payable and accrued liabilities	230,970	253,747	235,064	298,947	214,148
Total Liabilities	21,589,407	19,870,194	18,789,319	18,074,372	15,983,309
Shareholders’ Equity
Series A 6.75% Non-Cumulative Perpetual Preferred Stock	150,000	150,000	150,000	150,000	150,000
Common Stock	1,241	1,237	1,230	1,229	1,227
Additional paid-in capital	858,925	851,158	840,667	837,991	834,460
Retained earnings	817,539	810,796	780,234	744,164	715,599
Accumulated other comprehensive loss	(69,893)	(65,597)	(51,108)	(53,936)	(53,647)
Total Shareholders’ Equity	1,757,812	1,747,594	1,721,023	1,679,448	1,647,639
Total Liabilities and Shareholders’ Equity	$23,347,219	$21,617,788	$20,510,342	$19,753,820	$17,630,948

EverBank Financial Corp and Subsidiaries
Business Segments Selected Financial Information					Table 4
(dollars in thousands)	Consumer Banking	Commercial Banking	Corporate Services	Eliminations	Consolidated
Three Months Ended March 31, 2015
Net interest income	$84,657	$72,336	$(1,555)	$—	$155,438
Provision for loan and lease losses	1,393	7,607	—	—	9,000
Net interest income after provision for loan and lease losses	83,264	64,729	(1,555)	—	146,438
Noninterest income	22,000	10,373	148	—	32,521
Noninterest expense	98,599	27,811	29,632	—	156,042
Income (loss) before income tax	6,665	47,291	(31,039)	—	22,917
Adjustment items (pre-tax):
Transaction expense and non-recurring regulatory related expense	2,324	—	93	—	2,417
Increase (decrease) in Bank of Florida non-accretable discount	—	(1,560)	—	—	(1,560)
MSR impairment (recovery)	43,352	—	—	—	43,352
Adjusted income (loss) before income tax	$52,341	$45,731	$(30,946)	$—	$67,126
Total assets as of March 31, 2015	$14,665,509	$8,760,963	$211,067	$(290,320)	$23,347,219
Total deposits as of March 31, 2015	12,865,348	3,211,339	—	—	16,076,687

Three Months Ended December 31, 2014
Net interest income	$83,054	$65,971	$(1,589)	$—	$147,436
Provision for loan and lease losses	3,789	4,815	—	—	8,604
Net interest income after provision for loan and lease losses	79,265	61,156	(1,589)	—	138,832
Noninterest income	66,197	9,134	(158)	—	75,173
Noninterest expense	101,396	24,164	27,097	—	152,657
Income (loss) before income tax	44,066	46,126	(28,844)	—	61,348
Adjustment items (pre-tax):
Transaction expense and non-recurring regulatory related expense	2,676	—	1,359	—	4,035
Increase (decrease) in Bank of Florida non-accretable discount	—	(330)	—	—	(330)
Restructuring cost	(265)	—	—	—	(265)
Adjusted income (loss) before income tax	$46,477	$45,796	$(27,485)	$—	$64,788
Total assets as of December 31, 2014	$13,825,052	$7,892,974	$215,095	$(315,333)	$21,617,788
Total deposits as of December 31, 2014	12,554,702	2,953,995	—	—	15,508,697

Three Months Ended March 31, 2014
Net interest income	$72,124	$60,304	$(1,584)	$—	$130,844
Provision for loan and lease losses	1,752	1,319	—	—	3,071
Net interest income after provision for loan and lease losses	70,372	58,985	(1,584)	—	127,773
Noninterest income	74,331	10,116	137	—	84,584
Noninterest expense	111,677	23,964	25,571	—	161,212
Income (loss) before income tax	$33,026	$45,137	$(27,018)	$—	$51,145
Adjustment items (pre-tax):
Transaction expense and non-recurring regulatory related expense	750	—	—	—	750
Increase (decrease) in Bank of Florida non-accretable discount	—	501	—	—	501
MSR impairment (recovery)	(4,941)	—	—	—	(4,941)
Restructuring cost	1,017	—	—	—	1,017
Adjusted income (loss) before income tax	$29,852	$45,638	$(27,018)	$—	$48,472
Total assets as of March 31, 2014	$11,310,398	$6,349,549	$228,086	$(257,085)	$17,630,948
Total deposits as of March 31, 2014	11,522,607	1,765,804	—	—	13,288,411

EverBank Financial Corp and Subsidiaries
Average Balances and Interest Rates(1) (2) (3)							Table 5
	Three Months Ended March 31, 2015			Three Months Ended December 31, 2014			Three Months Ended March 31, 2014
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets:
Interest-earning assets:
Cash and cash equivalents	$255,816	$160	0.25%	$278,651	$179	0.25%	$260,265	$162	0.25%
Investments	1,067,104	8,022	3.02%	1,250,638	9,336	2.98%	1,346,037	9,831	2.93%
Loans held for sale	1,523,484	12,516	3.29%	1,223,558	10,834	3.54%	911,273	8,593	3.77%
Loans and leases held for investment:
Consumer Banking:
Residential mortgages:
Residential	6,219,788	52,187	3.36%	6,020,278	52,173	3.47%	5,213,521	44,573	3.42%
Government insured pool buyouts	3,568,879	38,710	4.34%	3,481,562	35,212	4.05%	1,847,529	27,953	6.05%
Residential mortgages	9,788,667	90,897	3.71%	9,501,840	87,385	3.68%	7,061,050	72,526	4.11%
Home equity lines	154,267	1,801	4.73%	140,016	1,488	4.22%	149,733	1,054	2.85%
Other consumer and credit card	4,629	132	11.54%	4,957	88	6.94%	5,511	306	22.52%
Commercial Banking:
Commercial and commercial real estate:
Commercial real estate and other commercial	3,547,906	49,079	5.53%	3,383,031	47,270	5.55%	3,268,299	46,866	5.74%
Mortgage warehouse finance	1,233,928	8,604	2.79%	1,125,568	8,250	2.87%	705,835	5,181	2.94%
Lender finance	774,608	6,970	3.60%	733,810	6,426	3.43%	626,410	5,790	3.70%
Commercial and commercial real estate	5,556,442	64,653	4.65%	5,242,409	61,946	4.68%	4,600,544	57,837	5.03%
Equipment financing receivables	2,031,071	24,850	4.89%	1,877,061	23,139	4.93%	1,246,386	18,154	5.83%
Total loans and leases held for investment	17,535,076	182,333	4.16%	16,766,283	174,046	4.14%	13,063,224	149,877	4.59%
Total interest-earning assets	20,381,480	$203,031	3.99%	19,519,130	$194,395	3.97%	15,580,799	$168,463	4.33%
Noninterest-earning assets	1,388,038			1,401,990			1,430,854
Total assets	$21,769,518			$20,921,120			$17,011,653
Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$3,662,559	$6,096	0.68%	$3,380,877	$5,777	0.68%	$2,975,863	$4,366	0.60%
Market-based money market accounts	362,498	528	0.59%	391,923	602	0.61%	411,610	619	0.61%
Savings and money market accounts, excluding market-based	5,133,320	8,190	0.65%	5,187,257	8,488	0.65%	5,101,516	7,661	0.61%
Market-based time	443,962	760	0.69%	492,848	901	0.73%	586,588	1,083	0.75%
Time, excluding market-based	4,936,035	14,190	1.16%	4,373,830	13,340	1.21%	2,876,480	8,878	1.25%
Total deposits	14,538,374	29,764	0.83%	13,826,735	29,108	0.84%	11,952,057	22,607	0.77%
Borrowings:
Trust preferred securities	103,750	1,640	6.41%	103,750	1,649	6.31%	103,750	1,644	6.43%
FHLB advances	4,050,089	16,189	1.60%	3,882,446	16,202	1.63%	1,958,449	13,368	2.73%
Other	—	—	0.00%	23,739	—	0.00%	24,001	—	0.00%
Total borrowings	4,153,839	17,829	1.72%	4,009,935	17,851	1.74%	2,086,200	15,012	2.88%
Total interest-bearing liabilities	18,692,213	47,593	1.03%	17,836,670	46,959	1.04%	14,038,257	37,619	1.08%
Noninterest-bearing demand deposits	1,104,966			1,154,254			1,081,435
Other noninterest-bearing liabilities	216,777			198,364			263,745
Total liabilities	20,013,956			19,189,288			15,383,437
Total shareholders’ equity	1,755,562			1,731,832			1,628,216
Total liabilities and shareholders’ equity	$21,769,518			$20,921,120			$17,011,653
Net interest income/spread		$155,438	2.96%		$147,436	2.93%		$130,844	3.25%
Net interest margin			3.09%			3.00%			3.41%
Memo: Total deposits including noninterest-bearing	$15,643,340	$29,764	0.77%	$14,980,989	$29,108	0.77%	$13,033,492	$22,607	0.71%

(1)	The average balances are principally daily averages, and, for loans, include both performing and non-performing balances.

(2)	Interest income on loans includes the effects of discount accretion and net deferred loan origination costs accounted for as yield adjustments.

(3)	All interest income was fully taxable for all periods presented.

EverBank Financial Corp and Subsidiaries

Loans and Leases Held for Investment					Table 6a
(dollars in thousands)	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Consumer Banking:
Residential mortgages:
Residential	$6,265,322	$6,324,965	$6,006,987	$5,205,043	$5,688,053
Government insured pool buyouts	3,513,916	3,595,105	3,395,095	3,197,348	1,911,773
Residential mortgages	9,779,238	9,920,070	9,402,082	8,402,391	7,599,826
Home equity lines	170,998	156,869	139,589	138,886	147,086
Other consumer and credit card	4,472	5,054	5,894	5,473	5,427
Total Consumer Banking	9,954,708	10,081,993	9,547,565	8,546,750	7,752,339
Commercial Banking:
Commercial and commercial real estate:
Commercial real estate and other commercial	3,550,489	3,527,586	3,328,979	3,234,423	3,243,654
Mortgage warehouse finance	2,103,098	1,356,651	1,185,591	1,310,611	911,223
Lender finance	851,759	762,453	678,400	625,335	664,143
Commercial and commercial real estate	6,505,346	5,646,690	5,192,970	5,170,369	4,819,020
Equipment financing receivables	2,073,583	2,031,570	1,839,416	1,577,525	1,292,750
Total Commercial Banking	8,578,929	7,678,260	7,032,386	6,747,894	6,111,770
Loans and leases held for investment, net of unearned income	18,533,637	17,760,253	16,579,951	15,294,644	13,864,109
Allowance for loan and lease losses	(62,846)	(60,846)	(57,245)	(56,728)	(62,969)
Total loans and leases held for investment, net	$18,470,791	$17,699,407	$16,522,706	$15,237,916	$13,801,140
The balances presented above include:
Net purchased loan and lease discounts	$50,053	$47,108	$54,510	$53,134	$79,905
Net deferred loan and lease origination costs	$98,757	$94,778	$84,832	$69,849	$64,688

Deposits					Table 6b
(dollars in thousands)	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Noninterest-bearing demand	$1,213,266	$984,703	$1,084,400	$1,055,556	$1,054,796
Interest-bearing demand	3,674,565	3,540,027	2,941,171	2,801,811	2,961,831
Market-based money market accounts	352,865	374,856	397,617	411,633	413,017
Savings and money market accounts, excluding market-based	5,137,429	5,136,031	5,159,642	4,864,459	5,023,585
Market-based time	426,431	466,514	511,923	577,247	583,740
Time, excluding market-based	5,272,131	5,006,566	4,378,752	4,163,969	3,251,442
Total deposits	$16,076,687	$15,508,697	$14,473,505	$13,874,675	$13,288,411

General and Administrative Expense					Table 7
	Three Months Ended
(dollars in thousands)	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Legal and professional fees, excluding consent order expense	$5,928	$9,903	$7,061	$7,475	$7,116
Credit-related expenses	2,698	4,995	6,356	8,765	7,607
FDIC premium assessment and other agency fees	6,414	6,025	6,684	7,199	(443)
Advertising and marketing expense	6,664	5,899	6,175	4,932	4,431
Subservicing expense	3,791	3,716	3,673	2,482	—
Consent order expense	2,741	108	1,634	2,099	756
Other	13,919	11,078	11,557	13,879	17,331
Total general and administrative expense	$42,155	$41,724	$43,140	$46,831	$36,798

EverBank Financial Corp and Subsidiaries
Non-Performing Assets(1)					Table 8
(dollars in thousands)	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Non-accrual loans and leases:
Consumer Banking:
Residential mortgages	$24,840	$24,576	$23,067	$22,212	$47,835
Home equity lines	2,191	2,363	2,152	1,903	3,462
Other consumer and credit card	29	38	31	20	33
Commercial Banking:
Commercial and commercial real estate	37,025	41,140	46,819	44,172	23,884
Equipment financing receivables	10,775	8,866	6,803	6,475	5,446
Total non-accrual loans and leases	74,860	76,983	78,872	74,782	80,660
Accruing loans 90 days or more past due	—	—	—	—	—
Total non-performing loans (NPL)	74,860	76,983	78,872	74,782	80,660
Other real estate owned (OREO)	17,588	22,509	24,501	25,530	29,333
Total non-performing assets (NPA)	92,448	99,492	103,373	100,312	109,993
Troubled debt restructurings (TDR) less than 90 days past due	15,251	13,634	16,547	16,687	73,455
Total NPA and TDR(1)	$107,699	$113,126	$119,920	$116,999	$183,448

Total NPA and TDR	$107,699	$113,126	$119,920	$116,999	$183,448
Government insured 90 days or more past due still accruing	2,662,619	2,646,415	2,632,744	2,424,166	1,021,276
Loans accounted for under ASC 310-30:
90 days or more past due	5,165	8,448	10,519	23,159	9,915
Total regulatory NPA and TDR	$2,775,483	$2,767,989	$2,763,183	$2,564,324	$1,214,639
Adjusted credit quality ratios excluding government insured loans and loans accounted for under ASC 310-30:(1)
NPL to total loans	0.37%	0.41%	0.45%	0.44%	0.56%
NPA to total assets	0.40%	0.46%	0.50%	0.51%	0.62%
NPA and TDR to total assets	0.46%	0.52%	0.58%	0.59%	1.04%
Credit quality ratios including government insured loans and loans accounted for under ASC 310-30:
NPL to total loans	13.49%	14.63%	15.65%	14.89%	7.72%
NPA to total assets	11.82%	12.74%	13.39%	12.90%	6.47%
NPA and TDR to total assets	11.89%	12.80%	13.47%	12.98%	6.89%

(1)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property.

EverBank Financial Corp and Subsidiaries

Allowance for Loan and Lease Losses Activity					Table 9a
	Three Months Ended
(dollars in thousands)	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
ALLL, beginning of period	$60,846	$57,245	$56,728	$62,969	$63,690
Charge-offs:
Consumer Banking:
Residential mortgages	2,539	1,368	2,023	1,810	3,165
Home equity lines	288	383	171	163	316
Other consumer and credit card	33	28	28	20	15
Commercial Banking:
Commercial and commercial real estate	2,018	1,626	568	4,714	5
Equipment financing receivables	2,631	2,122	1,548	938	1,189
Total charge-offs	7,509	5,527	4,338	7,645	4,690
Recoveries:
Consumer Banking:
Residential mortgages	58	152	127	251	566
Home equity lines	83	48	289	74	141
Other consumer and credit card	—	—	—	—	—
Commercial Banking:
Commercial and commercial real estate	2	2	6	—	1
Equipment financing receivables	366	322	180	196	190
Total recoveries	509	524	602	521	898
Net charge-offs	7,000	5,003	3,736	7,124	3,792
Provision for loan and lease losses	9,000	8,604	6,735	6,123	3,071
Transfers to loans held for sale	—	—	(2,482)	(5,240)	—
ALLL, end of period	$62,846	$60,846	$57,245	$56,728	$62,969
Net charge-offs to average loans and leases held for investment	0.16%	0.12%	0.09%	0.19%	0.12%

Allowance for Loan and Lease Losses Ratio					Table 9b
(dollars in thousands)	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
ALLL	$62,846	$60,846	$57,245	$56,728	$62,969
Loans and leases held for investment, net of unearned income	18,533,637	17,760,253	16,579,951	15,294,644	13,864,109
ALLL as a percentage of loans and leases held for investment	0.34%	0.34%	0.35%	0.37%	0.45%
Government insured pool buyouts as a percentage of loans and leases held for investment	19%	20%	20%	21%	14%

Reserves for Repurchase Obligations for Loans Sold or Securitized					Table 9c
	Three Months Ended
(dollars in thousands)	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Loan origination repurchase reserves, beginning of period	$25,940	$24,712	$26,373	$24,428	$20,225
Provision for new sales/securitizations	442	548	627	595	429
Provision (release of provision) for changes in estimate of existing reserves	(531)	1,500	—	3,400	4,000
Net realized losses on repurchases	(266)	(820)	(2,288)	(2,050)	(226)
Loan origination repurchase reserves, end of period	$25,585	$25,940	$24,712	$26,373	$24,428

Reserves for Repurchase Obligations for Loans Serviced					Table 9d
	Three Months Ended
(dollars in thousands)	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Loan servicing repurchase reserves, beginning of period	$2,947	$4,075	$5,802	$10,796	$23,668
Provision (release of provision) for change in estimate of existing reserves	(173)	(757)	(626)	(1,303)	(5,037)
Net realized losses on repurchases	(267)	(371)	(1,101)	(3,691)	(7,835)
Loan servicing repurchase reserves, end of period	$2,507	$2,947	$4,075	$5,802	$10,796

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures

Adjusted Net Income					Table 10a
	Three Months Ended
(dollars in thousands, except per share data)	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014
Net income	$14,230	$38,021	$43,519	$34,782	$31,760
Transaction expense and non-recurring regulatory related expense, net of tax	1,498	2,502	2,201	1,294	465
Increase (decrease) in Bank of Florida non-accretable discount, net of tax	(967)	(205)	198	423	311
MSR impairment (recovery), net of tax	26,879	—	(1,904)	—	(3,063)
Restructuring cost, net of tax	—	(164)	—	—	630
OTTI losses on investment securities (Volcker Rule), net of tax	—	—	—	425	—
Adjusted net income	$41,640	$40,154	$44,014	$36,924	$30,103
Adjusted net income allocated to preferred stock	2,531	2,531	2,532	2,531	2,531
Adjusted net income allocated to common shareholders	$39,109	$37,623	$41,482	$34,393	$27,572
Adjusted net earnings per common share, basic	$0.32	$0.31	$0.34	$0.28	$0.22
Adjusted net earnings per common share, diluted	$0.31	$0.30	$0.33	$0.27	$0.22
Weighted average common shares outstanding:
(units in thousands)
Basic	123,939	123,278	122,950	122,840	122,684
Diluted	126,037	125,646	125,473	125,389	125,038

Tangible Equity, Tangible Common Equity and Tangible Assets					Table 10b
(dollars in thousands)	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014
Shareholders’ equity	$1,757,812	$1,747,594	$1,721,023	$1,679,448	$1,647,639
Less:
Goodwill	46,859	46,859	46,859	46,859	46,859
Intangible assets	3,178	3,705	4,232	4,759	5,286
Tangible equity	1,707,775	1,697,030	1,669,932	1,627,830	1,595,494
Less:
Perpetual preferred stock	150,000	150,000	150,000	150,000	150,000
Tangible common equity	$1,557,775	$1,547,030	$1,519,932	$1,477,830	$1,445,494

Total assets	$23,347,219	$21,617,788	$20,510,342	$19,753,820	$17,630,948
Less:
Goodwill	46,859	46,859	46,859	46,859	46,859
Intangible assets	3,178	3,705	4,232	4,759	5,286
Tangible assets	$23,297,182	$21,567,224	$20,459,251	$19,702,202	$17,578,803

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures (continued)

Regulatory Capital(1) (bank level)							Table 10c
(dollars in thousands)			Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014
Shareholders’ equity			$1,793,270	$1,789,398	$1,769,205	$1,714,454	$1,686,414
Less:	Goodwill and other intangibles		(47,442)	(49,589)	(49,957)	(50,328)	(50,700)
	Disallowed servicing asset		(46,302)	(32,054)	(23,524)	(29,028)	(26,419)
	Disallowed deferred tax asset		(659)	—	—	(61,737)	(62,682)
Add:	Accumulated losses on securities and cash flow hedges		68,225	64,002	49,516	52,121	51,507
Tier 1 capital		(A)	1,767,092	1,771,757	1,745,240	1,625,482	1,598,120
Add:	Allowance for loan and lease losses		62,846	60,846	57,245	56,728	62,969
Total regulatory capital		(B)	$1,829,938	$1,832,603	$1,802,485	$1,682,210	$1,661,089

Adjusted total assets		(C)	$21,732,119	$21,592,849	$20,480,723	$19,660,793	$17,539,708
Risk-weighted assets		(D)	14,822,821	13,658,685	12,869,352	12,579,476	11,597,320

Tier 1 leverage ratio		(A)/(C)	8.1%	8.2%	8.5%	8.3%	9.1%
Tier 1 risk-based capital ratio		(A)/(D)	11.9%	13.0%	13.6%	12.9%	13.8%
Total risk-based capital ratio		(B)/(D)	12.3%	13.4%	14.0%	13.4%	14.3%

(1) Calculated under Basel III for periods beginning March 31, 2015. Calculated under Basel I for periods through December 31, 2014.

Regulatory Capital(1) (EFC consolidated)							Table 10d
(dollars in thousands)			Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014
Shareholders’ equity			$1,757,812	$1,747,594	$1,721,023	$1,679,448	$1,647,639
Less:	Preferred stock		(150,000)	(150,000)	(150,000)	(150,000)	(150,000)
	Goodwill and other intangibles		(47,310)	(49,589)	(49,957)	(50,328)	(50,700)
	Disallowed servicing asset		(53,648)	(32,054)	(23,524)	(29,028)	(26,419)
	Disallowed deferred tax asset		(634)	—	—	(61,737)	(62,682)
Add:	Accumulated losses on securities and cash flow hedges		69,893	65,597	51,108	53,936	53,647
Common tier 1 capital		(E)	1,576,113	1,581,548	1,548,650	1,442,291	1,411,485
Add:	Preferred stock		150,000	150,000	150,000	150,000	150,000
Add:	Additional tier 1 capital (trust preferred securities)		103,750	103,750	103,750	103,750	103,750
Tier 1 capital		(F)	1,829,863	1,835,298	1,802,400	1,696,041	1,665,235
Add:	Allowance for loan and lease losses		62,846	60,846	57,245	56,728	62,969
Total regulatory capital		(G)	$1,892,709	$1,896,144	$1,859,645	$1,752,769	$1,728,204

Adjusted total assets		(H)	$21,738,727	$21,601,742	$20,487,969	$19,666,663	$17,554,830
Risk-weighted assets		(I)	14,819,123	13,665,981	12,875,007	12,583,537	11,600,258

Common equity tier 1 ratio		(E)/(I)	10.6%	11.6%	12.0%	11.5%	12.2%
Tier 1 leverage ratio		(F)/(H)	8.4%	8.5%	8.8%	8.6%	9.5%
Tier 1 risk-based capital ratio		(F)/(I)	12.3%	13.4%	14.0%	13.5%	14.4%
Total risk-based capital ratio		(G)/(I)	12.8%	13.9%	14.4%	13.9%	14.9%

(1) Calculated under Basel III for periods beginning March 31, 2015. Calculated under Basel I for periods through December 31, 2014.

EverBank Financial Corp and Subsidiaries
Residential Mortgage Lending and Servicing					Table 11
	Three Months Ended
(dollars in thousands)	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014
Key Metrics:
Mortgage lending volume:
Agency	$1,043,500	$971,774	$1,108,917	$1,124,684	$892,358
Jumbo	1,300,746	1,183,702	1,187,161	1,108,188	808,138
Other	21,716	22,160	6,004	—	—
Mortgage lending volume	$2,365,962	$2,177,636	$2,302,082	$2,232,872	$1,700,496
Mortgage loans sold:
Agency	$802,329	$878,209	$1,111,504	$804,015	$897,234
Jumbo	189,965	385,564	691,431	447,408	54,210
GNMA	373,761	379,223	365,547	176,734	255,021
Other	3,448	4,403	4,163	103,556	3,290
Mortgage loans sold	$1,369,503	$1,647,399	$2,172,645	$1,531,713	$1,209,755
Unpaid principal balance of loans serviced for the Company and others	$50,481,475	$50,746,457	$50,830,585	$50,790,378	$60,677,571
Average contractual servicing fee	0.29%	0.29%	0.29%	0.29%	0.29%
Applications	$1,658,070	$1,335,506	$1,279,945	$1,656,807	$1,534,751
Rate locks	1,564,567	1,251,366	1,236,764	1,664,388	1,461,488
Mortgage Lending Volume by Channel:
Retail	$1,301,488	$1,218,614	$1,259,019	$1,225,568	$781,241
Consumer Direct	441,155	385,588	454,449	461,115	414,726
Correspondent	623,319	573,433	588,614	546,189	504,529
Purchase Activity (%):
Retail	51%	62%	72%	80%	70%
Consumer Direct	6%	4%	12%	13%	5%
Correspondent	43%	51%	66%	60%	44%
Total	41%	49%	59%	61%	46%